UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 16, 2006


                           INTERLINK ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                     0-21858                    77-0056625
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


 546 FLYNN ROAD, CAMARILLO, CALIFORNIA                             93012
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (805) 484-8855

                                    NO CHANGE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 16, 2006, Interlink Electronics, Inc. (the "Company") issued a press release announcing the filing with the Securities and Exchange Commission of its reports on Form 10-Q for the quarters ending March 31, and June 30, 2006. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein. This information is furnished pursuant to Item
2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits.

                  99.1     Press Release dated November 16, 2006.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  November 16, 2006.


                                            INTERLINK ELECTRONICS, INC.

                                            By    /S/ CHARLES C. BEST
                                                 -------------------------------
                                                 Charles C. Best
                                                 Chief Financial Officer


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